UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  February 14, 2008


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
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                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------

                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 14, 2008, Monarch Services, Inc. (the "Registrant") sold to Joseph Bivona, Jr. (the "Buyer") 100% of the Registrant's membership interest in (i) Peerce's Plantation GL, LLC, a Maryland limited liability company, and (ii) Peerce's Plantation Liquor License, LLC, a Maryland limited liability company
(collectively, the "Membership Interests").    Peerce's Plantation GL, LLC owns
the parcel of land on which Peerce's Plantation restaurant formerly operated its business. Peerce's Plantation Liquor License, LLC owns the liquor license used in connection with the restaurant business known as Peerce's Plantation.

The purchase price for the Membership Interests was $1,600,000 paid by check.

A copy of the Agreement was filed as Exhibit 10.1 to the 8-K filed by the Registrant on January 11, 2008.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

      2.1 Membership Interest Sales and Purchase Agreement (Incorporated by reference to Exhibit 10.1 to the Form 8-K file by the registrant on January 11, 2008)






                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                MONARCH SERVICES, INC.


Date: February 21, 2008                         by: /s/ Jackson Y. Dott
                                                -----------------------
                                                Jackson Y. Dott
                                                President and CEO